UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2023

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, West Virginia 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock $2.50 Par Value	CHCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders

On April 26, 2023, City Holding Company (the “Company”) held its 2023 Annual Meeting of Shareholders (“2023 Annual Meeting”) in Charleston, WV. The Company’s Board of Directors fixed the close of business on March 13, 2023, as the record date for the determination of shareholders entitled to notice and vote at the 2023 Annual Meeting. As of March 13, 2023, there were 15,429,557 issued and outstanding shares of Common Stock (exclusive of 4,299,206 shares held as treasury stock which were not voted). A total of 12,469,831 shares of common stock were voted in person or by proxy, representing 80.82 percent of the shares entitled to be voted. Following are the final voting results on the matters considered and voted upon at the 2023 Annual Meeting, all of which are described in the Proxy Statement for the 2023 Annual Meeting.

Proposal 1—Election of Directors.

The Company’s shareholders elected the following three nominees to serve as Class III Directors on the Board of Directors of the Company until the 2026 Annual Meeting of Shareholders or until a successor is duly elected and qualified.

	Class	For	Against	Abstain	Broker Non-Vote

Robert D. Fisher	III	8,029,771	2,717,083	32,715	1,690,262
Charles R. Hageboeck	III	10,586,570	160,608	32,392	1,690,261
Javier A. Reyes	III	10,633,153	112,937	33,480	1,690,261

Proposal 2—Ratification of the Appointment of the Independent Registered Public Accounting Firm.

The Company’s shareholders ratified, on an advisory basis, the appointment of Crowe LLP as the Company’s independent registered public accounting firm for 2023.

For	Against	Abstain	Broker Non-Vote

12,402,053	23,760	44,018	0

Proposal 3—Non-Binding Advisory Vote to Approve Executive Compensation.

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers disclosed in the Proxy Statement for the 2023 Annual Meeting.

For	Against	Abstain	Broker Non-Vote

10,220,130	493,498	65,941	1,690,262

Proposal 4 —Non-Binding Advisory Vote on the Frequency of Votes on Executive Compensation.

The Company’s shareholders approved, on a non-binding advisory basis, the frequency of future shareholder votes to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote

9,779,298	216,343	588,765	195,164	1,690,261

Proposal 5 —Approval of the 2023 Incentive Plan.

The Company’s shareholders approved the 2023 Incentive Plan.

For	Against	Abstain	Broker Non-Vote

10,328,743	396,010	54,817	1,690,261

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: April 26, 2023	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Executive Vice President & Chief Financial Officer